SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 17, 2003

                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            000-32929                                     77-0291941
      Commission File Number                           (I.R.S. Employer
                                                     Identification Number)






                               1020 Stewart Drive
                           Sunnyvale, California 94085
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (408) 731-1800

ITEM 7.    EXHIBITS

(c) Exhibit 99.1 which is a press release issued by Monolithic System Technology on July 17, 2003 is being furnished with this report pursuant to
     Item 12 (a), and is hereby incorporated by reference.

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12, RESULTS OF OPERATIONS AND FINANCIAL CONDITION

  The following information is being provided under Item 12:

(a)  The  following   information  is  being  furnished  by  Monolithic   System
     Technology as required by Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

     On July 17, 2003, Monolithic System Technology issued a press release announcing results for the fiscal quarter ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to Item 12 (a).

          Exhibits
          --------

            99.1 Financial information for Monolithic System Technology for the quarter ended June 30, 2003 as presented in a press release of July 17, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 Monolithic System Techonology


                                 By:    /s/ Mark Voll
                                    ------------------------------------
                                     Name:  Mark Voll
                                     Title:    Vice President, CFO and Secretary
                                     July 17, 2003